Form 3 Joint Filer Information


Name:                  Resolute Funds Limited

Address:               3080 Yonge Street, Suite 5000, Box 73
                       Toronto, Ontario
                       Canada M4N 3N1

Designated Filer:      Resolute Performance Fund

Issuer &
Ticker Symbol:         Triangle Petroleum Corporation [TPLM.OB]

Date of Event
Requiring Statement:   11/21/07

Signature:             By:      /s/ Anna Goncharova
                                --------------------------------
                                Anna Goncharova
                                Chief Financial Officer